Security Purchased
Comparison Security
Comparison Security
CUSIP
22546QAD9
693476BJ1
61745E2B6
Issuer
Credit Suisse Sub Nt
PNC Funding Corp
Morgan Stanley
Underwriters
CS, BAC, BANCO
POPULAR, BNY, BBT, CITI, COMERICA,
DB JPM, MS, BAC
MS
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
CS 5.4 01/14/20
PNC 5 1/8 02/08/20
MS 5 03/01/20
Is the affiliate a manager or co-manager
of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
CREDIT SUISSE
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/11/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
2,500,000,000
1,000,000,000
37,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
2,500,000,000
1,000,000,000
37,000,000
Public offering price
99.76
99.86
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.50%
0.50%
0.50%
Rating
Aa2/A
A3/A
A2/A
Current yield
5.4
5.025
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
162
145
190
DWS Bond VIP
185,000
184,549
0.01%
1.03%
1.07%
3/31/2010
DWS Core Fixed Income Fund
720,000
718,243
0.03%
1.03%
1.39%
3/31/2010
DWS Core Fixed Income VIP
110,000
109,732
0.00%
1.03%
1.13%
3/31/2010
DWS Core Plus Income Fund
440,000
438,926
0.02%
1.03%
1.33%
3/31/2010
DWS Global Bond Fund
210,000
209,488
0.01%
1.03%
1.79%
3/31/2010
DWS Balanced Fund
322,000
321,214
0.01%
1.03%
1.32%
3/31/2010
DWS Balanced VIP
88,000
87,785
0.00%
1.03%
1.33%
3/31/2010
Total
2,075,000
2,069,937
0.08%
^The Security and Fund Performance
is calculated based on information
provided by State Street
Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Purchased
Comparison Security
Comparison Security
CUSIP
50075NBA1
205887BF8
487836BC1
Issuer
Kraft Foods Inc Sr Unsec
ConAgra Foods Inc
Kellogg Co
Underwriters
BCLY, BBVA, BNP, CITI, CS, DB,
HSBC, RBS, SGA, BANCA, DNB,
MIZUHO, SANTANDER
BAC, JPM
BAC, BNP, SUNTRST
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
KFT 5 3/8 02/10/20
CAG 7 04/15/19
K 4.15 11/15/19
Is the affiliate a manager or co-manager
of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
BNP PARIBAS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/4/2010
4/6/2009
11/16/2009
Total dollar amount of offering sold to
QIBs
9,500,000
500,000,000
500,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
9,500,000
500,000,000
500,000,000
Public offering price
99.18
99.6
99.65
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.50%
0.50%
0.50%
Rating
Baa2/BBB-
Baa2/BBB
A3/BBB+
Current yield
5.375
4.922
4.3
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
190
412.5
85
DWS Bond VIP
635,000
629,768
6.63%
2.48%
0.53%
3/31/2010
DWS Core Fixed Income Fund
1,600,000
1,586,816
16.70%
2.48%
0.23%
3/31/2010
DWS Core Fixed Income
250,000
247,940
2.61%
2.48%
0.00%
3/31/2010
DWS Core Plus Income Fund
1,530,000
1,517,393
15.97%
2.48%
0.86%
3/31/2010
DWS Global Bond Fund
720,000
714,067
7.52%
2.48%
0.00%
3/31/2010
DWS Strategic Income Fund
1,710,000
1,695,910
0.02%
2.48%
2.48%
3/31/2010
DWS Strategic Income VIP
290,000
287,610
0.00%
2.48%
2.38%
3/31/2010
DWS Balanced Fund
735,000
728,944
7.67%
2.48%
6.56%
3/31/2010
DWS Balanced VIP
200,000
198,352
2.09%
2.48%
6.50%
3/31/2010
Total
7,670,000
7,606,800
0.08%
^The Security and Fund Performance
is calculated based on information
provided by State Street
Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.

0.45%
0.45%
Underwriting spread or commission
0.45%
Security Purchased
Comparison Security
Comparison Security
CUSIP
472319AH5
38141EA66
06051GEC9
Issuer
JEFFERIES GRP INC SR UNSEC
GOLDMAN SACHS GROUP INC/THE
BANK OF AMERICA CORP
Underwriters
JEFF, CITI, JPM, BNY, DB, BNP, KEEF,
USBI
GS
DB, FORTIS, LLOYDS, NOMURA
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
Jefferies Grp Inc Sr Unsec
GS 6 06/15/20
BAC 5 5/8 07/01/20
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JEFFERIES INC - PHILLY
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/23/2010
5/26/2010
6/17/2010
Total dollar amount of offering sold to
QIBs
400,000
1,250,000,000
3,000,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
400,000
1,250,000,000
3,000,000,000
Public offering price
99.00
99.74
99.64
Price paid if other than public offering
price
N/A
N/A
N/A
Rating
Baa2/BBB
A1/A
A2/A
Current yield
6.88
5.02
5.11
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
390
280
248
DWS Balanced Fund - Core
400,000
396,012
99.00%
0.72%
-3.26%
6/30/2010
DWS Balanced VIP - Core
100,000
99,003
24.75%
0.72%
-3.16%
6/30/2010
DWS Bond VIP - FI
500,000
495,015
123.75%
0.72%
0.36%
6/30/2010
DWS Core Fixed Income Fund
1,600,000
1,584,048
396.01%
0.72%
0.64%
6/30/2010
DWS Core Fixed Income VIP
300,000
297,009
74.25%
0.72%
0.46%
6/30/2010
DWS Core Plus Income Fund - FI
1,100,000
1,089,033
272.26%
0.72%
0.38%
6/30/2010
DWS Strategic Income Fund - Domestic
855,000
846,476
0.21%
0.72%
-0.21%
6/30/2010
DWS Strategic Income VIP - Domestic
145,000
143,554
0.04%
0.72%
-0.09%
6/30/2010
Total
5,000,000
4,950,150
1.24%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of
a security, the final sale date is
listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.

CUSIP
Issuer
Underwriters
Years of continuous operation, including predecessors
Security
Is the affiliate a manager or co-manager of offering?
Name of underwriter or dealer from which purchased
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public
offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Technology Fund 57,350 $ 716,875
0.01% 31.52% -5.43% 6/30/2010
DWS Technology VIP 6,790 $ 84,875 0.00%
31.52% -5.56% 6/30/2010
DWS Global Opportunities Fund 18,700
$ 233,750 0.00% 31.52% -2.57% 6/30/2010
DWS Global Opportunities VIP 6,000
$ 75,000 0.00% 31.52% -2.48% 6/30/2010
DWS Lifecycle Long Range Fund 900 $ 11,250
0.00% 31.52% -3.11% 6/30/2010
DWS Balanced Fund 2,000 $ 25,000 0.00%
31.52% -3.45% 6/30/2010
DWS Balanced VIP 500 $ 6,250 0.00% 31.52%
-3.23% 6/30/2010
DWS Mid Cap Growth Fund 40,800 $ 510,000
0.01% 31.52% 3.14% 6/30/2010
DWS Mid Cap Growth VIP 2,700 $ 33,750
0.00% 31.52% 0.96% 6/30/2010
DWS Small Cap Growth Fund 9,800 $ 122,500
0.00% 31.52% 3.81% 6/30/2010
DWS Small Cap Growth VIP 9,200 $ 115,000
0.00% 31.52% 3.49% 6/30/2010
Total 154,740 $ 1,934,250 0.02%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Purchased Comparison Security
Comparison Security
34959E109 696643105 75604L105
FORTINET INC PALM INC REALD INC
DB, JPM, MS, RBC, RWBAIRD, GS, JPM, RBC
JPM, PIPER, BLAIR, BMO, STIFEL
>3 >3 >3
FTNT US PALM US RLD US
Joint Lead Manager N/A N/A
Morgan Stanley N/A N/A
Yes Yes Yes
11/17/2009 9/22/2009 7/15/2010
$ 156,250,000 $ 325,000,000 $ 200,000,000
0 0 0
$ 156,250,000 $ 325,000,000 $ 200,000,000
$ 12.50 $ 16.25 $ 16.00
N/A N/A N/A
$ 0.88 $ 0.65 $ 1.12
N/A N/A N/A
N/A N/A N/A
N/A N/A N/A

CUSIP
Issuer
Underwriters
Years of continuous operation, including
Ticker
Is the affiliate a manager or co-manager
of
Name of underwriter or dealer from which
Firm commitment underwriting?
Trade date/Date of Offering
Total dollar amount of offering sold to
QIBs
Total dollar amount of any concurrent
public
Total
Public offering price
Price paid if other than public offering
price
Underwriting spread or commission
Rating
Current yield
Fund Specific Information
DWS Funds
Total Share Amount Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Balanced Fund
1,500
22,500$
0.01%
0.00%
0.00%
3/10/2010
DWS Balanced VIP
400
6,000$
0.00%
0.00%
0.00%
3/10/2010
DWS Global Opportunities Fund
13,400
201,000$
0.08%
0.00%
0.00%
3/10/2010
DWS Global Opportunities VIP
4,300
64,500$
0.03%
0.00%
0.00%
3/10/2010
DWS Small Cap Growth
2,500
37,500$
0.01%
0.00%
0.00%
3/10/2010
DWS Small Cap Growth VIP
2,400
36,000$
0.01%
0.00%
0.00%
3/10/2010
Total
24,500
367,500$
0.15%
^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.
1.27
N/A
N/A
Comparison Security
3/1/2009
21,700,000
N/A
21,700,000
23
N/A
930059100
> 3 years
Waddell Reed
MS
WDR
Yes
36,000,000
25
N/A
0.88
N/A
N/A
N/A
Comparison Security
03076C106
Ameriprise
JPM, ML
> 3 years
Yes
6/1/2009
36,000,000
N/A
N/A
252,000,000
15
N/A
0.8
N/A
PRI
Joint Lead Manager
CITIGROUP
Yes
3/10/2010
252,000,000
AMP
N/A
N/A
N/A
N/A
Security Purchased
74164M108
PRIMERICA
CITI, DB, MS, UBS, ING, SUNTRST
> 3 years